UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 18, 2010

Cadence Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33103	41-2142317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12481 High Bluff Drive, Suite 200 San Diego, California 92130

(Address of principal executive offices, including zip code)

(858) 436-1400

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On June 18, 2010, the U.S. Food and Drug Administration, or FDA, posted on its web site the medical and clinical pharmacology reviews of pediatric studies of OFIRMEV™ that were submitted as part of a New Drug Application, or NDA, filed by Cadence Pharmaceuticals, Inc., in May, 2009 under Section 505B(2) of the Federal Food, Drug and Cosmetic Act, as amended by the FDA Amendments Act of 2007.

The information was posted by FDA in accordance with the requirements of the Pediatric Research Equity Act of 2007, which requires FDA to post on its web site a public summary of medical and clinical pharmacology reviews of pediatric assessments or studies submitted in an application. The information is required to be disclosed whether or not the product candidate is approved.

The information posted by the FDA may be obtained by following this pathway to the FDA web site: http://www.fda.gov/Drugs/DevelopmentApprovalProcess/DevelopmentResources/ucm049872.htm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.

By:	/S/ WILLIAM R. LARUE
Name:	William R. LaRue
Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary

Date: June 21, 2010

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